Execution Version

AMENDMENT

Amendment made as of December 11, 2023 to that certain Fund Administration and Accounting Agreement dated as of February 3, 2006, as amended from time to time, between each Fund listed on the attached Schedule A thereto, including any series thereof (collectively, the “Funds”) and The Bank of New York Mellon (formerly, The Bank of New York) (“BNY”) (such Fund Administration and Accounting Agreement, as amended, hereinafter referred to as the “Accounting Agreement”).  Capitalized terms not otherwise defined herein shall have the meaning assigned to them pursuant to the Accounting Agreement.

WHEREAS, the parties wish to amend the Accounting Agreement to add certain Funds, as parties to the to the Accounting Agreement;

NOW, THEREFORE, for and in consideration of the mutual promises hereinafter set forth, the parties hereto agree as follows:

1.  Schedule A of the Accounting Agreement shall be amended as set forth in Exhibit I to this Amendment, attached hereto and made a part hereof.

2.  Each party represents to the other that this Amendment has been duly executed.

3.  The parties expressly agree that this Amendment may be executed in one or more counterparts and expressly agree that such execution may occur by manual signature on a physically delivered copy of this Amendment, by a manual signature on a copy of this Amendment transmitted by facsimile transmission, by a manual signature on a copy of this Amendment transmitted as an imaged document attached to an email, or by “Electronic Signature”, which is hereby defined to mean inserting an image, representation or symbol of a signature into an electronic copy of this Amendment by electronic, digital or other technological methods.  Each counterpart executed in accordance with the foregoing shall be deemed an original, with all such counterparts together constituting one and the same instrument.  The exchange of executed counterparts of this Amendment or of executed signature pages to counterparts of this Amendment, in either case by facsimile transmission or as an imaged document attached to an email transmission, shall constitute effective execution and delivery of this Amendment and may be used for all purposes in lieu of a manually executed and physically delivered copy of this Amendment.

4.  Schedule A of the Fund Administration and Accounting Agreement, as amended by Exhibit I to this Amendment, shall become effective for each Fund as of the date of first service as listed in Exhibit I hereto upon execution by the parties hereto. From and after the execution hereof, any reference to the Accounting Agreement shall be a reference to the Accounting Agreement as amended hereby. Except as amended hereby, the Accounting Agreement shall remain in full force and effect.

5.  If any provision of the Agreement including this Amendment is found to be invalid, illegal or unenforceable, no other provision of the Agreement or this Amendment shall be affected, and all other provisions shall be enforced to the full extent of the law.

6.  This Amendment shall be governed by the laws of the State of New York, without regard to its principles of conflicts of laws.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized representatives, as of the day and year first above written. An authorized representative, if executing this Amendment by Electronic Signature, affirms authorization to execute this Amendment by Electronic Signature and that the Electronic Signature represents an intent to enter into this Amendment and an agreement with its terms.

                EACH FUND LISTED ON

  EXHIBIT I HERETO

By:        /s/ Elyse McLaughlin

Name:   Elyse McLaughlin

  Title:     Authorized Signatory

   THE BANK OF NEW YORK MELLON

By:        /s/ Matthew Shan

Name:   Matthew Shane

Title:     Senior Relationship Manager

Exhibit I

SCHEDULE A TO THE ACCOUNTING AGREEMENT

INSURANCE FUNDS

RIC/Fund Name	Former Name	Date of First Service
Advanced Series Trust
AST Bond Portfolio 2023		12/28/11
AST Bond Portfolio 2024		11/14/12
AST Bond Portfolio 2025		12/5/13
AST Bond Portfolio 2026		1/2/15
AST Bond Portfolio 2027		12/21/15
AST Bond Portfolio 2028		12/15/16
AST Bond Portfolio 2029		12/1/17
AST Bond Portfolio 2030		12/11/18
AST Bond Portfolio 2031		12/2/19
AST Bond Portfolio 2032	`	12/11/20
AST Bond Portfolio 2033		12/1/21
AST Bond Portfolio 2034		12/19/22
AST Bond Portfolio 2035		12/11/23
AST ClearBridge Dividend Growth Portfolio		2/1/13
AST Core Fixed Income Portfolio	AST Western Asset Core Plus Bond Portfolio	11/1/2007
AST Global Bond Portfolio	AST Wellington Management Global Bond Portfolio	7/8/15
AST Investment Grade Bond Portfolio		1/28/08
AST J.P. Morgan Fixed Income Central Portfolio		11/28/22
AST Large-Cap Core Portfolio	AST QMA Large-Cap Portfolio	4/1/13
AST Multi-Sector Fixed-Income Portfolio	AST Long Duration Bond Portfolio	2/25/13
AST PGIM Fixed Income Central Portfolio		6/27/22
AST Target Maturity Central Portfolio		4/25/22
AST T. Rowe Price Fixed Income Central Portfolio		10/26/22
AST T. Rowe Price Growth Opportunities Portfolio		12/5/13
The Prudential Series Fund
PSF PGIM 50/50 Balanced Portfolio	Conservative Balanced Portfolio	7/25/05
PSF PGIM Total Return Bond Portfolio	Diversified Bond Portfolio	7/25/05
PSF PGIM Flexible Managed Portfolio	Flexible Managed Portfolio	7/25/05
PSF Global Portfolio	Global Portfolio	7/25/05
PSF PGIM Government Income Portfolio	Government Income Portfolio	7/25/05
PSF PGIM Government Money Market Portfolio	Government Money Market Portfolio, Money Market Portfolio	9/12/05
PSF PGIM High Yield Bond Portfolio	High Yield Bond Portfolio	7/25/05
PSF PGIM Jennison Blend Portfolio	Equity Portfolio	7/25/05
PSF PGIM Jennison Growth Portfolio	Jennison Portfolio	7/25/05
PSF Natural Resources Portfolio	Natural Resources Portfolio	7/25/05
PSF Small-Cap Stock Index Portfolio	Small Capitalization Stock Portfolio	7/25/05
PSF Stock Index Portfolio	Stock Index Portfolio	7/25/05
PSF PGIM Jennison Value Portfolio	Value Portfolio	7/25/05
PSF Mid-Cap Growth Portfolio	SP Prudential U.S. Emerging Growth Portfolio	7/25/05
Prudential Gibraltar Fund		7/25/05

RETAIL FUNDS

RIC/Fund Name	Former Name	Date of First Service
Prudential Global Total Return Fund, Inc.	Dryden Global Total Return Fund, Inc.
PGIM Global Total Return Fund	Prudential Global Total Return Fund, Prudential Global Total Return Fund, Inc.	6/6/05
PGIM Global Total Return (USD Hedged) Fund	Prudential Global Total Return (USD Hedged) Fund	12/1/17
Prudential Government Money Market Fund, Inc.	Prudential MoneyMart Assets, Inc., MoneyMart Assets, Inc.
PGIM Government Money Market Fund	Prudential Government Money Market Fund, Inc.	6/6/05
PGIM Core Government Money Market Fund		3/6/23
Prudential Investment Portfolios, Inc.
PGIM Balanced Fund	Prudential Balanced Fund, Prudential Asset Allocation Fund, Dryden Asset Allocation Fund, Dryden Active Allocation Fund	6/6/05
PGIM Jennison Focused Value Fund	PGIM Jennison Equity Opportunity Fund, Prudential Jennison Equity Opportunity Fund, Jennison Equity Opportunity Fund	6/27/05
PGIM Jennison Growth Fund	Prudential Jennison Growth Fund, Jennison Growth Fund	6/27/05
Prudential Investment Portfolios 2	Dryden Core Investment Fund
PGIM Quant Solutions Commodity Strategies Fund	PGIM QMA Commodity Strategies Fund Prudential Commodity Strategies Fund	11/1/16
PGIM Commodity Strategies Subsidiary, Ltd.	Prudential Commodity Strategies Subsidiary, Ltd.	11/1/16
PGIM Core Conservative Bond Fund	Prudential Core Conservative Bond Fund	11/1/16
PGIM Core Short Term Bond Fund	Prudential Core Short Term Bond Fund, Short Term Bond Series	6/6/05
PGIM Core Ultra Short Bond Fund	Prudential Core Ultra Short Bond Fund, Prudential Core Taxable Money Market Fund, Taxable Money Market Series	6/6/05
PGIM Institutional Money Market Fund	Prudential Institutional Money Market Fund	7/15/16
PGIM Jennison Small-Cap Core Equity Fund	Prudential Jennison Small-Cap Core Equity Fund	11/1/16
PGIM Quant Solutions Emerging Markets Equity Fund	Prudential QMA Emerging Markets Equity Fund	11/1/16
PGIM Quant Solutions International Developed Markets Index Fund	Prudential QMA International Developed Markets Index Fund	11/1/16
PGIM Quant Solutions Mid-Cap Index Fund	PGIM Quant Solutions Mid-Cap Core Fund, PGIM QMA Mid-Cap Core Equity Fund, Prudential QMA Mid-Cap Core Equity Fund	11/1/16
PGIM TIPS Fund	Prudential TIPS Fund	11/1/16
Prudential Investment Portfolios 3	Jennison Dryden Opportunity Funds, Strategic Partners Opportunity Funds
PGIM Jennison Focused Growth Fund	Prudential Jennison Select Growth Fund, Jennison Select Growth Fund, Strategic Partners Focused Growth Fund	12/9/02
PGIM Quant Solutions Large-Cap Value Fund	PGIM QMA Large-Cap Value Fund	4/1/14
PGIM Strategic Bond Fund	Prudential Unconstrained Bond Fund, PGIM Unconstrained Bond Fund	6/1/15
PGIM Wadhwani Systematic Absolute Return Fund	PGIM QMAW Systematic Absolute Return Fund	09/28/21
Prudential Investment Portfolios 4	Dryden Municipal Bond Fund
PGIM Muni High Income Fund	Prudential Muni High Income Fund, High Income Series	6/6/05
Prudential Investment Portfolios 5	Strategic Partners Style Specific Funds
PGIM 60/40 Allocation Fund		9/1/15
PGIM Target Date Income Fund	Prudential Day One Income Fund	11/1/16
PGIM Target Date 2015 Fund	Prudential Day One 2015 Fund	11/1/16
PGIM Target Date 2020 Fund	Prudential Day One 2020 Fund	11/1/16
PGIM Target Date 2025 Fund	Prudential Day One 2025 Fund	11/1/16
PGIM Target Date 2030 Fund	Prudential Day One 2030 Fund	11/1/16
PGIM Target Date 2035 Fund	Prudential Day One 2035 Fund	11/1/16
PGIM Target Date 2040 Fund	Prudential Day One 2040 Fund	11/1/16
PGIM Target Date 2045 Fund	Prudential Day One 2045 Fund	11/1/16
PGIM Target Date 2050 Fund	Prudential Day One 2050 Fund	11/1/16
PGIM Target Date 2055 Fund	Prudential Day One 2055 Fund	11/1/16
PGIM Target Date 2060 Fund	Prudential Day One 2060 Fund	11/1/16
PGIM Target Date 2065 Fund	Prudential Day One 2065 Fund	12/16/19
PGIM Jennison Diversified Growth Fund	Prudential Jennison Diversified Growth Fund and Prudential Jennison Conservative Growth Fund	11/18/02
PGIM Jennison Rising Dividend Fund	Prudential Jennison Rising Dividend Fund	3/5/14
Prudential Investment Portfolios 6	Dryden California Municipal Fund
PGIM California Muni Income Fund	Prudential California Muni Income Fund	9/12/05
Prudential Investment Portfolios 7	JennisonDryden Portfolios
PGIM Jennison Value Fund	Prudential Jennison Value Fund	6/27/05
Prudential Investment Portfolios 8	Dryden Index Series Fund
PGIM Quant Solutions Large-Cap Index Fund	PGIM Quant Solutions Stock Index Fund, PGIM QMA Stock Index Fund, Prudential QMA Stock Index Fund, Prudential Stock Index Fund	6/27/05
PGIM Securitized Credit Fund		7/1/19
Prudential Investment Portfolios 9	Dryden Tax-Managed Funds
PGIM Absolute Return Bond Fund	Prudential Absolute Return Bond Fund	3/30/11
PGIM Quant Solutions Large-Cap Core Fund	PGIM QMA Large-Cap Core Equity Fund Prudential QMA Large-Cap Core Equity Fund, Prudential Large-Cap Core Equity Fund, Dryden Large-Cap Core Equity Fund	6/27/05
PGIM Select Real Estate Fund	Prudential Select Real Estate Fund	7/7/14
PGIM Real Estate Income Fund	Prudential Real Estate Income Fund	6/1/15
Prudential Investment Portfolios 12	Prudential Global Real Estate Fund
PGIM Short Duration Muni Fund	PGIM Short Duration Muni High Income Fund, Prudential Short Duration Muni High Income Fund	5/28/14
PGIM Jennison Technology Fund		6/18/18
PGIM Jennison NextGeneration Global Opportunities Fund		09/14/21
PGIM Jennison International Small-Mid Cap Opportunities Fund		09/14/21
Prudential Investment Portfolios, Inc. 14	Prudential Government Income Fund, Inc.
PGIM Government Income Fund	Prudential Government Income Fund, Dryden Government Income Fund, Inc.	7/25/05
PGIM Floating Rate Income Fund	Prudential Floating Rate Income Fund	3/30/11
Prudential Investment Portfolios, Inc. 15	Prudential High Yield Fund, Inc., Dryden High Yield Fund, Inc.
PGIM Short Duration High Yield Income Fund	Prudential Short Duration High Yield Income Fund	9/24/12
PGIM High Yield Fund	Prudential High Yield Fund	7/25/05
PGIM ESG High Yield Fund		12/8/21
Prudential Investment Portfolios 16
PGIM Income Build Fund		12/30/15
Prudential Investment Portfolios, Inc. 17	Prudential Total Return Bond Fund, Inc., Dryden Total Return Bond Fund, Inc.
PGIM Total Return Bond Fund	Prudential Total Return Bond Fund	7/25/05
PGIM Short Duration Multi-Sector Bond Fund	Prudential Short Duration Multi-Sector Bond Fund	12/5/13
PGIM ESG Total Return Bond Fund		09/30/21
PGIM ESG Short Duration Multi-Sector Bond Fund		5/25/22
Prudential Investment Portfolios 18	Prudential Jennison 20/20 Focus Fund, Jennison 20/20 Focus Fund	6/27/05
PGIM Jennison MLP Fund	Prudential Jennison MLP Fund	12/5/13
Prudential Jennison Blend Fund, Inc	Jennison Blend Fund, Inc., Strategic Partners Equity Fund, Inc.
PGIM Jennison Blend Fund	Prudential Jennison Blend Fund, Inc	9/12/05
Prudential Jennison Mid-Cap Growth Fund, Inc.	Jennison Mid-Cap Growth Fund, Inc., Jennison U.S. Emerging Growth Fund, Inc.
PGIM Jennison Mid-Cap Growth Fund	Prudential Jennison Mid-Cap Growth Fund, Inc.	6/27/05
Prudential Jennison Natural Resources Fund, Inc.	Jennison Natural Resources Fund, Inc.
PGIM Jennison Natural Resources Fund	Prudential Jennison Natural Resources Fund, Inc.	6/27/05
Prudential Jennison Small Company Fund, Inc.	Jennison Small Company Fund, Inc.
PGIM Jennison Small Company Fund	Prudential Jennison Small Company Fund, Inc.	6/27/05
Prudential National Muni Fund, Inc.	Dryden National Municipals Fund, Inc.
PGIM National Muni Fund	Prudential National Muni Fund, Inc.	9/12/05
Prudential Sector Funds	Jennison Sector Funds, Inc.
PGIM Jennison Financial Services Fund	Prudential Jennison Financial Services Fund and Prudential Financial Services Fund	6/27/05
PGIM Jennison Health Sciences Fund	Prudential Health Sciences Fund d/b/a Prudential Jennison Health Sciences Fund, Jennison Health Sciences Fund	6/27/05
PGIM Jennison Utility Fund	Prudential Utility Fund d/b/a Prudential Jennison Utility Fund, Jennison Utility Fund	6/27/05
Prudential Short-Term Corporate Bond Fund, Inc.	Dryden Short-Term Bond Fund, Inc.
PGIM Short-Term Corporate Bond Fund	Prudential Short-Term Corporate Bond Fund, Inc.	6/6/05
Prudential World Fund, Inc.
PGIM Emerging Markets Debt Local Currency Fund	Prudential Emerging Markets Debt Local Currency Fund	3/30/11
PGIM Emerging Markets Debt Hard Currency Fund	Prudential Emerging Markets Debt Hard Currency Fund	12/1/17
PGIM Quant Solutions International Equity Fund	PGIM QMA International Equity Fund Prudential QMA International Equity, Fund Prudential International Equity Fund	6/6/05
PGIM Jennison Emerging Markets Equity Opportunities Fund	Prudential Jennison Emerging Markets Equity Fund	9/3/14
PGIM Jennison Global Infrastructure Fund	Prudential Jennison Global Infrastructure Fund	8/12/13
PGIM Jennison Global Opportunities Fund	Prudential Jennison Global Opportunities Fund	3/14/12
PGIM Jennison International Opportunities Fund	Prudential Jennison International Opportunities Fund	6/5/12
The Target Portfolio Trust
PGIM Corporate Bond Fund		5/1/15
PGIM Quant Solutions Small Cap Value Fund	PGIM QMA Small Cap Value Fund	9/1/17
PGIM Core Bond Fund		2/1/15

CLOSED END FUNDS

RIC/Fund Name	Former Name	Date of First Service
PGIM High Yield Bond Fund, Inc.	Prudential Short Duration High Yield Fund, Inc.	3/8/12
PGIM Global High Yield Fund, Inc.	Prudential Global Short Duration High Yield Fund, Inc.	9/24/12
PGIM Short Duration High Yield Opportunities Fund		10/9/20
PGIM Private Real Estate Fund, Inc.		3/30/2022
PGIM Credit Income Fund		10/15/23

EXCHANGE TRADED FUNDS

RIC/Fund Name	Former Name	Date of First Service
PGIM ETF Trust
PGIM Ultra Short Bond ETF		6/3/22
PGIM Active High Yield Bond ETF		6/3/22
PGIM Active Aggregate Bond ETF		6/3/22
PGIM Total Return Bond ETF		6/3/22
PGIM Floating Rate Income ETF		5/17/22
PGIM Portfolio Ballast ETF		12/12/22
PGIM Jennison Focused Growth ETF		12/12/22
PGIM Jennison Focused Value ETF		12/12/22
PGIM AAA CLO ETF		7/19/23
PGIM Short Duration Multi-Sector Bond ETF		7/19/23
PGIM Jennison Focused Mid-Cap ETF		12/11/23
PGIM Jennison Better Future ETF		12/11/23
PGIM Jennison International Opportunities ETF		12/11/23
PGIM Short Duration High Yield ETF		12/11/23
PGIM Rock ETF Trust
PGIM US Large-Cap Buffer 12 ETF – January		10/15/23
PGIM US Large-Cap Buffer 12 ETF – February		10/15/23
PGIM US Large-Cap Buffer 12 ETF – March		10/15/23
PGIM US Large-Cap Buffer 12 ETF – April		10/15/23
PGIM US Large-Cap Buffer 12 ETF – May		10/15/23
PGIM US Large-Cap Buffer 12 ETF – June		10/15/23
PGIM US Large-Cap Buffer 12 ETF – July		10/15/23
PGIM US Large-Cap Buffer 12 ETF – August		10/15/23
PGIM US Large-Cap Buffer 12 ETF – September		10/15/23
PGIM US Large-Cap Buffer 12 ETF – October		10/15/23
PGIM US Large-Cap Buffer 12 ETF – November		10/15/23
PGIM US Large-Cap Buffer 12 ETF – December		10/15/23
PGIM US Large-Cap Buffer 20 ETF – January		10/15/23
PGIM US Large-Cap Buffer 20 ETF – February		10/15/23
PGIM US Large-Cap Buffer 20 ETF – March		10/15/23
PGIM US Large-Cap Buffer 20 ETF – April		10/15/23
PGIM US Large-Cap Buffer 20 ETF – May		10/15/23
PGIM US Large-Cap Buffer 20 ETF – June		10/15/23
PGIM US Large-Cap Buffer 20 ETF – July		10/15/23
PGIM US Large-Cap Buffer 20 ETF – August		10/15/23
PGIM US Large-Cap Buffer 20 ETF – September		10/15/23
PGIM US Large-Cap Buffer 20 ETF – October		10/15/23
PGIM US Large-Cap Buffer 20 ETF – November		10/15/23
PGIM US Large-Cap Buffer 20 ETF – December		10/15/23